Marketable Securities	12 Months Ended
Dec. 31, 2021
Financial Instruments [Abstract]
Marketable Securities	MARKETABLE SECURITIES

	December 31, 2021	December 31, 2020
Balance – beginning of year	$3,120	$988
Additions	228	514
Reclassification of investment in Solaris	135,964	—
Change in fair value	101,218	1,618
Balance – end of year	$240,530	$3,120
On disposition of the Company's partial interest in Solaris on April 28, 2021, the Company's investment in Solaris Shares was reclassified from investment in associate to marketable securities and remeasured at its fair value of $136.0 million (note 5(d)). The Company's 19.9% equity interest in Solaris is classified as a financial asset measured at FVOCI with changes in fair value recognized in OCI. At December 31, 2021, the fair value of the Company's investment in Solaris was $238.6 million (2020 – nil). During the year ended December 31, 2021, the Company recognized a gain of $102.6 million in OCI on remeasurement of the fair value of the equity securities.